UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 1, 2025

HIREQUEST, INC.
(Exact name of registrant as specified in its Charter)

Delaware	000-53088	91-2079472
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

111 Springhall Drive, Goose Creek, SC	29445
(Address of Principal Executive Offices)	(Zip Code)

(843) 723-7400
(Registrant’s telephone number, including area code)

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.001 par value	HQI	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into Material Definitive Agreement.

On December 1, 2025, HQ MRI Corporation ("HQ MRI"), a wholly-owned subsidiary of HireQuest, Inc. (the "Company") entered into a contribution agreement (the "Contribution Agreement") with MRINetwork Operations, LLC ("MRI Operations") with an effective date of January 1, 2026 (the "Effective Date"). Pursuant to the Contribution Agreement, HQ MRI agreed to transfer, and MRI Operations agreed to accept, certain assets and liabilities associated with the MRINetwork, including those necessary for day-to-day activities, as of the Effective Date in exchange for MRI Operations issuing to HQ MRI 40% of the ownership units of MRI Operations (the "Transaction"). The closing of the transaction is scheduled to occur on January 1, 2026 and is not subject to conditions. The Contribution Agreement contains customary representations, warranties, and covenants. The contract-staffing assets of the MRINetwork will not be transferred as part of the Transaction and will be retained wholly by HQ MRI.

Also on December 1, 2025, HQ MRI entered into an operating Agreement (the "Operating Agreement") between and among itself, MRI Operations, SA Talent, LLC, MR Ventures, LLC, Angott Search Group, TJAMB Entities, LLC, and Mark Schwartz with an effective date of January 1, 2026. Pursuant to the Operating Agreement, all non-MRI Operations parties agreed to be members of MRI Operations and to be governed by the Operating Agreement. The Operating Agreement contains standard terms and provisions including those regarding management of MRI Operations, addition of new members and dissociation of existing members; allocation of profits and losses; transfers, purchases, and sales of membership interests; indemnification and personal liability; and dissolution and liquidation.

The foregoing description of the Contribution Agreement and Operating Agreement and of the Transaction does not purport to be complete and is qualified in its entirety by reference to the Contribution Agreement, a copy of which is filed herewith as Exhibit 10.1 and is incorporated herein by reference, and by reference to the Operating Agreement, a copy of which is filed herewith as Exhibit 10.2 and is incorporated herein by reference. The representations, warranties, and covenants made by the parties in the Contribution Agreement: (a) were made solely for the benefit of the parties to the Contribution Agreement, (b) are subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosure schedules, (c) may have been made for the purposes of allocating contractual risk between the parties to the Contribution Agreement instead of establishing matters as facts, and (d) are subject to the standards of materiality applicable to the contracting parties that may differ from those applicable to investors. Investors should not rely on any representations, warranties, or covenants contained in the Contribution Agreement, or any descriptions thereof, as characterizations of the actual state of facts or conditions of the Company, HQ MRI, or MRI Operations or any of their respective parents, subsidiaries, or affiliates. Information concerning the subject matter of any such representations, warranties, and covenants may change after the date of the Contribution Agreement. Accordingly, investors should read the representations, warranties, and covenants in the Contribution Agreement not in isolation, but only in conjunction with the other information about the Company that it includes in reports, statements, and other filings it makes with the Securities and Exchange Commission.

Item 7.01 Results of Operations and Financial Condition.

On December 1, 2025, the Company issued a press release describing the Transaction, a copy of which is attached hereto as Exhibit 99.1.  Also on December 1, 2025, the Company issued a press release announcing that Shana Applebaum had been named as Managing Director of the MRINetwork.

The information in this Item 7.01 of this Current Report on Form 8-K, including Exhibits 99.1 and 99.2 attached hereto, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed subject to the requirements of amended Item 10 of Regulation S-K, nor shall it be deemed incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, regardless of any general incorporation language in such filing. The furnishing of this information hereby shall not be deemed an admission as to the materiality of such information.

The information in this report and in Exhibits 99.1 and 99.2 hereto may contain "forward-looking statements" within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. All statements, other than statements of historical or current fact, are statements that could be deemed forward-looking statements. Forward-looking statements are based on the current beliefs, assumptions, and expectations of management and current market conditions. There can be no assurance that these expectations will occur, and actual results may be significantly different. Therefore, you should not place undue reliance on these forward-looking statements. Important factors that may cause actual results to differ materially from those contemplated in any forward-looking statements made by the company include the following: the level of demand and financial performance of the executive search and temporary staffing industry; the ownership structure of the MRINetwork; the financial performance of the company’s franchisees; changes in customer demand; economic uncertainty caused by macroeconomic trends including potential inflation or a recessionary environment; global conflict; the relative success or failure of acquisitions and new franchised offerings; our success in reducing workers’ compensation expenses; the extent to which the company is successful in gaining new long-term relationships with customers or retaining existing ones, and the level of service failures that could lead customers to use competitors’ services; significant investigative or legal proceedings including, without limitation, those brought about by the existing regulatory environment or changes in the regulations governing the temporary staffing industry and those arising from the action or inaction of the company’s franchisees and temporary employees; strategic actions, including acquisitions and dispositions and the company’s success in integrating acquired businesses including, without limitation, successful integration following any of our various acquisitions; success or failure in determining how to allocate capital; disruptions to the company’s technology network including computer systems and software; natural events such as severe weather, fires, floods, and earthquakes, or man-made or other disruptions of the company’s operating systems; and the factors discussed in the “Risk Factors” section and elsewhere in the company’s most recent Annual Report on Form 10-K and the quarterly reports on Form 10-Q filed thereafter.

Item 9.01 Financial Statements and Exhibits.

Exhibit Index

Exhibit	Description
10.1	Contribution Agreement with effective date of January 1, 2026 by and between HQ MRI Corporation and MRINetwork Operations, LLC
10.2	Operating Agreement of MRINetwork Operations, LLC with effective date of January 1, 2026
99.1	Press Release dated December 1, 2025 re: ownership (furnished only).
99.2	Press Release dated December 1, 2025 re: Applebaum (furnished only).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

HIREQUEST, INC.
(Registrant)

Date: December 1, 2025	/s/ John McAnnar
John McAnnar
Chief Legal Officer, Vice President, and Corporate Secretary